UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2011

HMS Holdings Corp.

(Exact Name of Registrant as Specified in Charter)

New York	0-50194	11-3656261
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

401 Park Avenue South, New York, New York 10016

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (212) 725-7965

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On April 29, 2011, HMS Holdings Corp. (the “Registrant”) issued a press release announcing its financial results for the quarter ended March 31, 2011 (the “Q1 2011 Results”).  A copy of the press release is furnished as Exhibit 99.1 hereto.  The slide presentation to be presented on the conference call to discuss the Registrant’s Q1 2011 Results is furnished as Exhibit 99.2 hereto.

The information (including Exhibits 99.1 and 99.2) in this report is “furnished” pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The Registrant is making reference to non-GAAP financial information in both the press release and on the conference call.  A reconciliation of the non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Section 8 - Other Events

Item 8.01 Other Events.

On April 28, 2011, the Registrant’s Board of Directors conditionally approved a three-for-one stock of the Registrant’s common stock.  The stock split is conditioned upon the Registrant’s receipt of shareholder approval of a proposed amendment to the Registrant’s Certificate of Incorporation to increase the number of shares of common stock that the Registrant is authorized to issue. The Registrant will be seeking shareholder approval of the proposed amendment to its Certificate of Incorporation at its 2011 Annual Meeting of Shareholders to be held on July 6, 2011.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Exhibit Description
99.1	Press Release dated April 29, 2011
99.2	Slide presentation for April 29, 2011 earnings conference call

Additional Information and Where To Find It

In connection with the proposed amendment to the Registrant’s Certificate of Incorporation, the Company plans to file a proxy statement with the Securities and Exchange Commission. Investors and security holders are advised to read such proxy statement when it is available, because it contains important information. Investors and other security holders can obtain copies of the proxy statement free of charge by directing a request to Christine Saenz, Telephone (212)-857-5986. You may also obtain free copies of the proxy statement (when available) by accessing the SEC’s website at http://www.sec.gov.

The Registrant and its directors and executive officers may be deemed to be participants in the solicitation of the Registrant’s shareholders in connection with the 2011 Annual Meeting of Shareholders.  Shareholders may obtain information regarding the names, affiliations and interests of such individuals in the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which is on file with the SEC, as well as its upcoming proxy statement for the 2011 Annual Meeting (when available).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 29, 2011

HMS HOLDINGS CORP.

	By:	/s/ Walter D. Hosp
Walter D. Hosp
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated April 29, 2011
99.2	Slide presentation for April 29, 2011 earnings conference call